Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent events

NOTE 27: Subsequent events

On March 10, 2025, OrbiMed advanced $25 million in gross proceeds to the Company, following notice by the Company of its option to draw the second tranche pursuant to the credit agreement, and after meeting the necessary revenue, cash, and customary conditions for the draw. Refer to Note 15 for further details on the OrbiMed credit agreement.